Exhibit 99.1
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          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Capital Preferred Yield Fund-III, L.P. (the "Partnership") on Form 10-Q for the quarterly period ended September 30, 2004, as filed with the Security and Exchange Commission on the date hereof (the "Report"), I, John F. Olmstead, President and Director of CAI Equipment Leasing IV Corp., the General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


By:    /s/  John F. Olmstead                           Dated:  November 12, 2004
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       John F. Olmstead
Title: President and Director